Exhibit 10.3

EXECUTION VERSION

FOURTH SUPPLEMENTAL INDENTURE

This FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is executed as of March 27, 2026 among Expedia Group, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto and U.S. Bank Trust Company, National Association (as successor in such capacity to U.S. Bank National Association), a national banking association, as Trustee (the “Trustee”) under the Indenture dated as of September 19, 2019 (the “Indenture”).

WITNESSETH

WHEREAS, the Company and the Subsidiary Guarantors party thereto have entered into the Indenture with the Trustee pursuant to which the Trustee acts as trustee for the holders of the Company’s 3.25% Senior Notes due 2030 (the “Notes”);

WHEREAS, pursuant to Article X of the Indenture, each Subsidiary Guarantor (each, a “Released Entity”, and collectively, the “Released Entities”) has guaranteed to each Holder of the Notes and to the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of (and premium, if any) and interest, if any, on the Notes and all other obligations of the Company under the Indenture and the Notes to the Trustee and to the Holders of the Notes (each such guarantee, as set forth in the Indenture, the “Guarantee”);

WHEREAS, pursuant to Section 10.6 of the Indenture, a Subsidiary Guarantor will be automatically released from all its obligations under the Notes, the Indenture and its Guarantee, and its Guarantee will automatically terminate, upon the termination for any reason of the obligations of such Subsidiary Guarantor as a guarantor or borrower under the Credit Agreement (including, without limitation, upon the termination of the Credit Agreement or upon the replacement thereof with a credit facility not providing for such Subsidiary Guarantor to be a guarantor or a borrower thereunder);

WHEREAS, substantially concurrently herewith, the obligations of the Released Entities under the Credit Agreement have been terminated;

WHEREAS, all acts and requirements necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Company and the Released Entities have been satisfied; and

WHEREAS, the Indenture permits the Company and the Trustee to execute a supplemental indenture for the purpose of evidencing the release of any Subsidiary Guarantor from its Guarantee without the consent of any Noteholder.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS. All capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the same meanings ascribed to them in the Indenture.

Section 2. RELEASE. As of the date hereof, each Released Entity is released from all of such Released Entity’s obligations under the Notes, the Indenture and its Guarantee, and each Released Entity’s Guarantee is terminated.

Section 3. EFFECTIVENESS. This Supplemental Indenture shall become effective upon execution by all parties hereto.

Section 4. GOVERNING LAW. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5. MISCELLANEOUS. This Supplemental Indenture may be executed in various counterparts which together will constitute one and the same document. This Supplemental Indenture is an amendment supplemental to the Indenture and this Supplemental Indenture will henceforth be read together with the Indenture. Exchange of signature pages to this Supplemental Indenture by facsimile or electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture.

Section 6. TRUSTEE. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

EXPEDIA GROUP, INC.,
as Issuer

By

/s/ Satinder (Tara) Thiara
	Name:	Satinder (Tara) Thiara
	Title:	Senior Vice President & Treasurer

EXPEDIA, INC.
HOTWIRE, INC.
TRAVELSCAPE, LLC,
as Released Entities

By

/s/ Satinder (Tara) Thiara
	Name:	Satinder (Tara) Thiara
	Title:	Senior Vice President & Treasurer

[Signature Page – Supp. Indenture – USB 2030 Notes]

CRUISE, LLC EAN.COM, LP HOMEAWAY SOFTWARE, INC. HOMEAWAY.COM, INC. HOTELS.COM, L.P. VRBO HOLDINGS, INC. WWTE, INC., as Released Entities

By

/s/ Satinder (Tara) Thiara
	Name:	Satinder (Tara) Thiara
	Title:	Senior Vice President & Treasurer

[Signature Page – Supp. Indenture – USB 2030 Notes]

HRN 99 HOLDINGS, LLC
HOTELS.COM GP, LLC,
as Released Entities

By

/s/ Michael S. Marron
	Name:	Michael S. Marron
	Title:	Manager

[Signature Page – Supp. Indenture – USB 2030 Notes]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

by

/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

[Signature Page – Supp. Indenture – USB 2030 Notes]